Exhibit 10.17

Execution Version

SUPPLEMENTAL LETTER

(amendments to financial covenants)

(1)	AQUAKNIGHT SHIPPING CO. LTD.

c/o C Transport Maritime S.A.M.

Gildo Pastor Center 7

rue du Gabian

MC 98000

Monte Carlo

Monaco

as Borrower

(2)	IRON RANGE SHIPPING CO. LTD.

BELLE TAINE SHIPPING CO. LTD.

MAKA FRAZ SHIPPING CO. LTD.

MINNETONKA SHIPPING CO. LTD.

MINNEHAHA SHIPPING CO. LTD.

c/o C Transport Maritime S.A.M.

Gildo Pastor Center 7

rue du Gabian

MC 98000

Monte Carlo

Monaco

as Additional Guarantors

(3)	GOODBULK LTD.

c/o C Transport Maritime S.A.M.

Gildo Pastor Center 7

rue du Gabian

MC 98000

Monte Carlo

Monaco

as Parent Guarantor

28 May 2018

Dear Sirs

Re: GoodBulk Ltd. US$50,000,000 facility

1	We refer to a facility agreement dated 29 August 2017 (as amended, supplemented and acceded to from time to time, the "Facility Agreement") and made between, amongst others, (i) Aquaknight Shipping Co. Ltd. as borrower (the "Borrower"), (ii) Goodbulk Ltd. (the "Parent Guarantor"), (iii) Iron Range Shipping Co. Ltd., Belle Taine Shipping Co. Ltd., Maka Franz Shipping Co. Ltd., Minnetonka Shipping Co. Ltd. and Minnehaha Shipping Co. Ltd. as additional guarantors (the "Additional Guarantors") (iv) Credit Suisse AG as arranger, (v) the financial institutions listed in Part B of Schedule 1 therein including Credit Suisse AG as lenders (the "Lenders"), (vi) Credit Suisse AG (the "Facility Agent") as agent for and on behalf of, inter alia, the Lenders, (vii) Credit Suisse AG (the "Security Agent") acting as security agent and trustee for and on behalf of, inter alia, the Facility Agent and the Lenders and (vii) the financial institutions listed in Part B of Schedule 1 therein as hedge counterparties (the "Hedge Counterparties") pursuant to which the Lenders have made available a loan facility (the "Loan Facility") of up to US$50,000,000 to assist the Borrower and Additional Guarantors in financing part of the acquisition cost of each Ship (as defined in the Facility Agreement).

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2	Words and expressions defined in the Facility Agreement shall have the same meaning when used in this letter.

3	The Borrower has requested the consent of the Lenders to certain changes to the Facility Agreement as follows:

(a)	the deletion of the mandatory prepayment event upon a Change of Control as documented in clause 7.2 (Change of control);

(b)	to introduce a mandatory prepayment event in the event that John Michael Radziwil ceases to be the Chief Executive Officer and Chairman of the Parent Guarantor;

(c)	to introduce a mandatory prepayment in the event that the Parent Guarantor ceases to be listed on a major US Stock Exchange following its initial public offering;

(d)	to introduce a mandatory prepayment event upon a change of the commercial or technical management of a Ship;

(e)	a temporary waiver to the dividend restriction provisions as documented in clause 22.19 (Dividends) to allow for the one time distribution of US$6,500,000 worth of dividends without the Borrower having to repay any outstanding Deferred Repayment Instalment; and

(f)	amendments to the minimum liquidity requirements as documented in clause 21.2 (Financial Covenants).

4	Subject to this paragraph 4, we as Facility Agent for the Lenders, confirm the agreement of the Lenders to the Borrower’s request referred to in paragraph 3 above subject to the receipt by the Facility Agent of the following documents in form and substance satisfactory to the Facility Agent:

(a)	a duly executed original of this Letter signed by all parties hereto; and

(b)	documents of the kind specified in Schedule 2, Part A, Paragraph 1 of the Facility Agreement in respect of the Borrower, the Parent Guarantor and the Additional Guarantors, updated with appropriate modifications to refer to this Supplemental Letter;

(c)	evidence that an amendment fee of US$375,000 has been paid or will be paid by no later than 31 May 2018 to the Facility Agent.

5	We, as Facility Agent for the Lenders, confirm and agree that, with effect from the date (the "Effective Date") on which the conditions set out in paragraph 4 above are satisfied the Facility Agreement, the Master Agreement and each of the other Finance Documents shall be amended as follows:

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(a)	the definition of "CarVal Transaction" shall be deleted entirely from clause 1.1 (Definitions);

(b)	the definition of "Change of Control" shall be deleted entirely from clause 1.1 (Definitions);

(c)	include a new definition of "National Securities Exchange" into clause 1.1 (Definitions) as follows:

""National Securities Exchange" means a national securities exchange registered with the US Securities and Exchange Commission under the Securities Exchange Act of 1934 as amended."

(d)	the definition of "Permitted Shareholder" shall be deleted entirely from clause 1.1 (Definitions);

(e)	sub-paragraph (a)(iii) of clause 4.2 (Further conditions precedent) shall be deleted entirely and the subsequent sub-paragraphs re-numbered accordingly;

(f)	clause 7.2 shall be deleted entirely and replaced with the following:

"7.2	Change of manager

If a Ship ceases to be technically managed by the Approved Technical Manager or commercially managed by the Approved Commercial Manager:

(a)	the Parent Guarantor shall promptly notify the Facility Agent upon becoming aware of that event; and

(b)	if the Majority Lenders so require, the Facility Agent shall, by not less than 15 days' notice to the Borrowers, cancel the Facility and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facility will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.";

(g)	a new clause 7.3 shall be included and subsequent clauses renumbered accordingly:

"7.3	Change of CEO and/or Chairman

If the chief executive officer and chairman of the Parent Guarantor ceases to be John Michael Radziwill:

(a)	the Parent Guarantor shall promptly notify the Facility Agent upon becoming aware of that event; and

(b)	if the Majority Lenders so require, the Facility Agent shall, by not less than 15 days' notice to the Borrower, cancel the Facility and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facility will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.";

(h)	a new clause 7.4 shall be included and subsequent clauses renumbered accordingly:

"7.4	Parent Guarantor as a listed company on the National Securities Exchange

If the Parent Guarantor ceases to be listed on a National Securities Exchange following its initial public offering.

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(a)	the Parent Guarantor shall promptly notify the Facility Agent upon becoming aware of that event; and

(b)	if the Majority Lenders so require, the Facility Agent shall, by not less than 15 days' notice to the Borrower, cancel the Facility and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facility will be cancelled and all such outstanding Loans and amounts will become immediately due and payable.";

(i)	paragraph (b) of clause 21.2 (Financial Covenants) shall be deleted entirely and the remaining paragraphs be re-numbered accordingly;

(j)	the renumbered paragraph (c) of clause 21.2 (Financial Covenants) referred to above shall be amended to read as follows:

"(c)	The Parent Guarantor shall at all times maintain, on a consolidated basis, cash in a minimum amount equal to the greater of (i) USD 10,000,000 and (ii) USD 500,000 per vessel owned by any member of the Group subject to Security, out of which an amount of no less than USD 500,000 per Ship shall be maintained in the Minimum Liquidity Accounts."; and

(k)	paragraph 1.9 of Schedule 2, Part C shall be amended to read as follows:

"1.9	Evidence satisfactory to the Lenders that the minimum liquidity requirement as set out in paragraph (c) of Clause 21.2 (Financial Covenants) is satisfied on Utilisation of the Advance."

6	Save as amended by this letter and such other consequential changes as may be required in order to give effect to the changes in this letter, the Facility Agreement and the other Finance Documents shall remain in full force and effect.

7	This letter and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, English law. The provisions of clause 47 (Governing Law) of the Facility Agreement shall apply to this letter as if set out in full herein with references to this Agreement construed as references to this letter.

8	This letter may be executed in any number of counterparts and shall be a Finance Document.

9	Please confirm your agreement to this letter by signing below.

Yours faithfully

/s/ Charlotte Knight Charlotte Knight Attorney-in-Fact For and on behalf of CREDIT SUISSE AG Charlotte Knight as Facility Agent for the Lenders

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We hereby acknowledge receipt of the above letter and confirm our agreement to the terms hereof and confirm that the Finance Documents to which we are a party shall remain in full force and effect and shall continue to stand as security for our obligations under the Finance Documents.

/s/ S. Faina S. Faina For and on behalf of AQUAKNIGHT SHIPPING CO. LTD. as Borrower 28 May 2018	/s/ S. Faina S. Faina For and on behalf of IRON RANGE SHIPPING CO. LTD. as Additional Guarantor 28 May 2018

/s/ S. Faina

S. Faina

For and on behalf of

BELLE TAINE SHIPPING CO. LTD.

as Additional Guarantor

28 May 2018

/s/ S. Faina

S. Faina

For and on behalf of

MINNETONKA SHIPPING CO. LTD.

as Additional Guarantor

28 May 2018

/s/ S. Faina

S. Faina

For and on behalf of

MAKA FRANZ SHIPPING CO. LTD.

as Additional Guarantor

28 May 2018

/s/ S. Faina

S. Faina

For and on behalf of

MINNEHAHA SHIPPING CO. LTD.

as Additional Guarantor

28 May 2018

/s/ L. Pulcini

L. Pulcini

For and on behalf of

GOODBULK LTD.

as Parent Guarantor

28 May 2018

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